AMENDMENT NO. 1

                               TO

                            AGREEMENT


      ZHAO DONG BLOCK, OFFSHORE PEOPLE'S REPUBLIC OF CHINA


     This Amendment made effective the 13th day of December, 1996 among APACHE CHINA CORPORATION LDC, a Cayman Islands corporation, having its principal office at 2000 Post Oak Boulevard, Houston, Texas 77056 ("Apache"), XCL-CHlNA LTD., a company organized under the laws of the British Virgin Islands, having its principal office at 110 Rue Jean Lafitte, Lafayette, Louisiana 70508 ("XCL-China") and XCL LTD., a Delaware corporation, having its principal office at 110 Rue Jean Lafitte, Lafayette, Louisiana 70~O$ ("XCL") as parent of XCL-China.

     Apache, XCL-China and XCL are sometimes referred to below as Party or Parties.



                           WITNESSETH


     WHEREAS, the Parties entered into a certain Agreement effective as of May 1, 1995 (the 'May Agreement") which provided among other things for Apache to bear and pay XCL China's share of the costs of drilling certain wells on the Block referred to above; and

     WHEREAS, the Parties have determined it is in their best interests to modify the May Agreement;

     IN CONSIDERATION of the mutual promises made, the Parties agree that Section 3.1(a)(iii) of the May Agreement shall be deleted and replaced by the following:

  "3.1(a)(iii) the next Appraisal well to be drilled
               following the C-3 Appraisal well, namely the D-2 currently drilling on December 13, 1996."

     IN WITNESS whereof each Party has caused its duly authorized representative to sign this Agreement on the dates set out below but effective on the day and year first above written.




APACHE CHINA CORPORATION LUC

      /s/ Steven Farris
By: ______________________________________

         4/3/97
Date: ____________________________________




XCL-CHlNA LTD.


     /s/ Marsden W. Miller, Jr.
By:_______________________________________

          April 3, 1997
Date:_____________________________________





XCL LIMITED

     /s/ Marsden W. Miller, Jr.
By:______________________________________

        April 3, 1997
Date:___________________________________